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                                                                      fico

                Count                               % of         Gross    Gross     Gross     Gross     Master &    Sched     Rem
                                   Balance         Balance       Rate    Margin    Lifecap  Lifefloor   Sub Serv     Rem     Amort
                                                                                                          Fees       Term
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   493 -   500     2               161,679          0.02         8.848    0.000     0.000     0.000       0.000      359       0
   501 -   510    33             6,545,388          0.93         8.118    0.000     0.000     0.000       0.000      359      121
   511 -   520    32             7,324,692          1.04         8.483    0.000     0.000     0.000       0.000      359      122
   521 -   530    27             5,632,935          0.80         8.043    0.000     0.000     0.000       0.000      359      121
   531 -   540    21             4,014,590          0.57         7.747    0.000     0.000     0.000       0.000      357      121
   541 -   550    25             4,584,595          0.65         7.955    0.000     0.000     0.000       0.000      359      121
   551 -   560    45             8,473,647          1.20         7.720    0.000     0.000     0.000       0.000      359      121
   561 -   570    55            11,616,268          1.64         7.423    0.000     0.000     0.000       0.000      359      121
   571 -   580    78            18,256,183          2.58         7.468    0.000     0.000     0.000       0.000      356      123
   581 -   590   160            23,201,017          3.28         7.083    0.000     0.000     0.000       0.000      346      132
   591 -   600   177            30,958,925          4.38         7.117    0.000     0.000     0.000       0.000      345      134
   601 -   610   256            44,972,006          6.36         7.308    0.000     0.000     0.000       0.000      341      138
   611 -   620   289            48,879,083          6.91         7.251    0.000     0.000     0.000       0.000      338      139
   621 -   630   244            47,086,963          6.66         6.997    0.000     0.000     0.000       0.000      341      135
   631 -   640   266            50,391,124          7.13         7.167    0.000     0.000     0.000       0.000      339      138
   641 -   650   278            55,260,967          7.82         7.008    0.000     0.000     0.000       0.000      337      137
   651 -   660   260            51,258,559          7.25         7.080    0.000     0.000     0.000       0.000      334      141
   661 -   670   269            57,753,040          8.17         6.921    0.000     0.000     0.000       0.000      341      140
   671 -   680   209            43,441,678          6.14         6.947    0.000     0.000     0.000       0.000      336      143
   681 -   690   177            35,809,318          5.06         6.838    0.000     0.000     0.000       0.000      338      141
   691 -   700   146            28,507,123          4.03         7.070    0.000     0.000     0.000       0.000      332      146
   701 -   710   136            28,056,682          3.97         6.860    0.000     0.000     0.000       0.000      333      149
   711 -   720    78            14,846,073          2.10         6.724    0.000     0.000     0.000       0.000      338      146
   721 -   730    91            17,231,358          2.44         6.931    0.000     0.000     0.000       0.000      332      147
   731 -   740    84            17,781,267          2.51         6.705    0.000     0.000     0.000       0.000      337      149
   741 -   750    77            15,663,613          2.22         6.785    0.000     0.000     0.000       0.000      334      145
   751 -   760    46             8,354,106          1.18         7.337    0.000     0.000     0.000       0.000      336      142
   761 -   770    31             8,820,282          1.25         6.944    0.000     0.000     0.000       0.000      338      144
   771 -   780    22             3,895,614          0.55         6.974    0.000     0.000     0.000       0.000      328      168
   781 -   790    22             4,857,861          0.69         6.870    0.000     0.000     0.000       0.000      333      152
   791 -   800    11             1,909,919          0.27         6.658    0.000     0.000     0.000       0.000      343      137
   801 -   810     5               738,054          0.10         6.565    0.000     0.000     0.000       0.000      328      145
   811 -   820     4               819,558          0.12         6.975    0.000     0.000     0.000       0.000      338      181
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                           $707,104,167.82

                                                                      fico

                      Orig       Initial      Periodic        Month        Provided         Known       Avg Balance       LTV>80w/MI
                      Term         Cap           Cap         to Next         CLTV           FICOs
                                                              Adj
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   493 -   500        360        3.000         1.000           23           80.00           500          80,839              0.00
   501 -   510        360        3.000         1.000           23           72.74           506          198,345            16.80
   511 -   520        360        2.823         1.021           23           76.17           514          228,897            20.00
   521 -   530        360        2.903         1.021           23           76.58           526          208,627            41.53
   531 -   540        358        3.000         1.026           23           73.24           537          191,171            14.21
   541 -   550        360        3.000         1.076           24           75.55           546          183,384            40.88
   551 -   560        360        2.954         1.000           24           81.34           555          188,303            49.54
   561 -   570        360        2.988         1.000           24           79.88           566          211,205            50.18
   571 -   580        357        2.967         1.000           24           78.58           576          234,054            36.65
   581 -   590        347        2.969         1.000           23           80.70           586          145,006            34.64
   591 -   600        346        2.909         1.000           23           80.64           596          174,909            27.74
   601 -   610        342        2.995         1.000           24           82.89           605          175,672            35.03
   611 -   620        340        2.990         1.000           24           81.81           615          169,132            30.07
   621 -   630        342        2.958         1.013           24           81.27           625          192,979            30.87
   631 -   640        340        2.985         1.007           24           82.15           635          189,440            28.39
   641 -   650        338        3.040         1.000           25           82.79           645          198,780            26.89
   651 -   660        335        2.992         1.000           25           83.39           656          197,148            27.04
   661 -   670        342        3.035         1.006           25           82.78           666          214,695            32.02
   671 -   680        337        3.066         1.007           26           84.06           676          207,855            31.66
   681 -   690        339        3.043         1.000           25           82.14           685          202,313            22.92
   691 -   700        333        2.963         1.009           24           83.63           696          195,254            26.76
   701 -   710        334        3.017         1.000           26           83.34           705          206,299            26.46
   711 -   720        340        3.087         1.000           25           83.30           716          190,334            29.32
   721 -   730        333        3.122         1.000           26           82.37           725          189,356            19.30
   731 -   740        338        3.100         1.000           27           82.86           736          211,682            26.90
   741 -   750        336        3.315         1.000           28           81.68           746          203,424            19.86
   751 -   760        337        3.000         1.000           23           85.48           755          181,611            40.88
   761 -   770        339        3.000         1.000           27           81.13           766          284,525            23.03
   771 -   780        329        3.000         1.000           23           82.68           776          177,073            17.04
   781 -   790        334        3.505         1.000           33           83.94           785          220,812            25.05
   791 -   800        344        3.000         1.000           25           84.40           796          173,629            33.65
   801 -   810        329        3.000         1.000           23           83.48           802          147,611            17.42
   811 -   820        339        3.000         1.000           23           74.51           815          204,889            11.47
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